SECOND AMENDMENT (this "Amendment"), dated as of February 28, 1999 to the SERIES 1996-A SUPPLEMENT, by and among NORDSTROM NATIONAL CREDIT BANK, a national banking association (the "Transferor" and "Servicer"), NORDSTROM CREDIT, INC., a Colorado corporation, and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee").

WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Series 1996-A Supplement, dated as of August 14, 1996 (the "Series Supplement") to the Master Pooling and Servicing Agreement and as supplemented by the Series Supplement, (the "Agreement"), among the Transferor, the Servicer, Nordstrom Credit, Inc., and the Trustee providing for the issuance by the Nordstrom Credit Card Master Trust (the "Trust") of two classes of certificates (collectively, the "Series 1996-A Certificates");

WHEREAS, this amendment is being entered into pursuant to Section 13.1 (b) of the Agreement;

WHEREAS, each Series 1997-A Certificateholder, the Agent, the Administrative Agent and each Bank Investor is consenting to this Amendment as evidenced by their respective signatures on the signature pages hereto;

WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

NOW THEREFORE, the Transferor, the Servicer, Nordstrom Credit, Inc. and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Series Supplement in the manner set forth below.

Capitalized terms used herein as defined terms but not defined herein shall have the meaning assigned to them in the Series Supplement.

SECTION 1. Amendment to Section 2.0.   Section 2.0 of the Series 1996-A
Supplement is hereby amended as follows:

(a) The definition of "Servicing Fee Percentage" shall be amended such that the reference to "2.00%" shall read "4.00%" for Nordstrom National Credit Bank or an Affiliate. For all other Servicers, the 2.00% will apply.

SECTION 2. Ratification of the Series Supplement.   As amended by the
Amendment, the Series Supplement is in all respects ratified and confirmed, and the Series Supplement, as so amended by this Amendment, shall be read, taken, and construed as one and the same instrument. This Amendment has been executed and delivered solely for the purpose of providing for the amendments set forth in Section 1 hereof, and nothing herein expressed or implied shall constitute: (i) an amendment, supplement or other modification to any other term, provision or condition contained in the Agreement; (ii) a waiver of any right, remedy, power or privilege of any Investor Certificateholder thereunder; or (iii) a waiver of the performance, compliance or observance by the Transferor or the Servicer of any of their respective covenants, obligations or other agreements contained therein. By executing this Amendment, each of the Transferor and the Servicer hereby confirms in all respects each term, condition, representation, warranty, covenant and agreement set forth in the Agreement and agrees that the same shall continue in full force and effect.

SECTION 3. Governing Law.   This Amendment shall be construed in accordance
with laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 4. Severability.   If any one or more of the covenants, agreements,
provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 5. Counterparts.   This amendment may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 7. Headings.   The headings herein are for the purposes of reference
only and shall not otherwise affect the meaning or interpretation of any provision hereof.







         [THIS SECTION HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                        NORDSTROM NATIONAL CREDIT BANK,
                        as Transferor

                        By:   /s/                        Kevin Knight
                              ---------------------------------------
                              Name:   Kevin Knight
                              Title:  President


                        NORDSTROM CREDIT, INC.,

                        By:   /s/                        Kevin Knight
                              ---------------------------------------
                              Name:   Kevin Knight
                              Title:  President

                        NORWEST BANK COLORADO, NATIONAL
                        ASSOCIATION, as Trustee

                        By:   /s/                       Leigh M. Lutz
                              ---------------------------------------
                              Name:   Leigh M. Lutz
                              Title:  Vice President

The undersigned hereby consent to the foregoing amendment:



                      NATIONSBANK, N.A.,
                      as Agent, Administrative Agent and Bank Investor

                      By:   /s/                         Elliott Lemon
                            -----------------------------------------
                            Name:   Elliott Lemon
                            Title:  Vice President

                      ENTERPRISE FUNDING CORPORATION,
                      as holder of the Class A Certificates

                      By:   /s/                        Kevin P. Burns
                            -----------------------------------------
                            Name:   Kevin P. Burns
                            Title:  Vice President

                      NORDSTROM NATIONAL CREDIT BANK,
                      as holder of the Class B Certificates

                      By:   /s/                          Kevin Knight
                            -----------------------------------------
                            Name:   Kevin Knight
                            Title:  President

                      ABN AMRO BANK N.V., SEATTLE BRANCH
                      as Bank Investor

                      By:   /s/     Susan Hendrixson/Ellen M. Coleman
                            -----------------------------------------
                            Name:   Susan Hendrixson/Ellen M. Coleman
                            Title:  Vice President/Vice President

                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Bank Investor

                      By:   /s/                      Robert Bottamedi
                            -----------------------------------------
                            Name:   Robert Bottamedi
                            Title:  Vice President